                            AmSouth/First American
                             A Winning Combination


 .   Creates Leading Southeast Financial Services Franchise

 .   Strengthens Strategic Position

 .   Manageable Execution Risk

 .   Financially Compelling

 .   Enhances Shareholder Value

                           Growing Southeast Markets

                                          Personal                  Median HH
Growth Rates 1998-2003      Population     Income     Households      Income
                            ----------    --------    ----------    ---------
United States                  4.2%        21.6%         5.3%         15.4%

Southeast                      5.3%        23.5%         6.5%         15.9%

AmSouth - Proforma             5.9%        24.3%         7.1%         16.0%

                                               Source: Woods & Poole Economics



                              [MAP APPEARS HERE]


                     Deposit Market Share Ranking by State


                                    AmSouth

                 State                                 Rank
                 -----                                 ----

                 Alabama                                 3
                 Florida                                 6


                          AmSouth and First American

                 State                                 Rank
                 -----                                 ----
                 Tennessee                               2
                 Georgia                                31


                                First American

                 State                                 Rank
                 -----                                 ----

                 Arkansas                               24
                 Louisiana                               5
                 Mississippi                             2
                 Kentucky                               31
                 Virginia                               40

                         Leading Share in Key Markets

                              [MAP APPEARS HERE]


($ in billions)

                             Deposit                           Expected 5-Year
                             Market      Total       Branch      Wgtd. Growth
Top Ten MSA's              Share Rank   Deposits     Offices   Rates Households
-------------              ----------   --------     -------   ----------------

Nashville, TN                  #1        $3.7           65           8.4%

Birmingham, AL                  2         2.7           40           5.2

Tampa - St. Petersburg -
 Clearwater, FL                 4         2.1           44           9.3

Jackson, MS                     2         1.7           30           6.6

Knoxville, TN                   2         1.3           27           8.2

Chattanooga, TN                 1         1.2           35           5.6

Mobile, AL                      2         1.1           22           8.4

Tri-Cities, TN                  1         0.9           18           3.7

Pensacola, FL                   1         0.6           14          10.3

Montgomery, AL                  3         0.5           10           6.7

                          Strong Southeast Franchise

                                                                Expected 5-Year
                                                              Wgtd. Growth Rates
                        Households  Deposits  Offices  ATM's      Households
                        ----------  --------  -------  -----  ------------------

Tennessee                 632,000     $10B      237     617           7.1%

Alabama                   517,000     $ 7B      120     229           6.0

Florida                   380,000     $ 5B      131     233          10.2

Mississippi               253,000     $ 3B      101     138           5.8

Louisiana                 112,000     $ 1B       46      57           5.0

Kentucky/Virginia/
Arkansas/Georgia          206,000     $ 1B       26      91           5-6
                        ---------     ----      ---   -----           ---
   Total AmSouth        2,100,000     $27B      661   1,365           7.1%
                        =========     ====      ===   =====           ===

                      Among the Leaders in the Southeast

                                                         Rank Among
                                          2Q99    Southeast Regional Banks/(1)/
                                          ----    -----------------------------

 . Annuity Sales (annualized)             $  1.3B              1

 . Small Business Lending                 $  2.6B              1

 . ATM Network                             1,365               2

 . Bank-Owned Leasing Companies           $  928MM             2

 . Mutual Fund Assets                     $  6.9B              3

 . Consumer Lending/(2)/                  $  7.5B              3

 . Managed Trust Assets                   $ 15.6B              3

 . Commercial Lending                     $ 14.5B              4


/(1)/Excludes Bank of America and First Union

/(2)/Excludes First Residential Mortgages


   Sources: American Banker; Kehrer Associates; Lease Finance Monitor

                           Manageable Execution Risk

 .  Tough Decisions Made; Aggressive Integration Timetable

 .  Conservative Assumptions for Revenue and Expense Synergies

 .  Training, Support and Common Systems Ease Customer Transition

 .  Improved Revenue and Earnings Mix

 .  Complementary Balance Sheets

 .  Strong Asset Quality

 .  Management Depth with a Proven Track Record

 .  Motivated Team

                             Tough Decisions Made;
                             Aggressive Timetable

 .  All Key Management Assignments Complete

 .  Organizational Structure in Place

 .  Business Segment Headquarters Determined

 .  1,400 Positions Identified for Elimination

 .  Closing Ahead of Schedule on October 1

                       Conservative Synergy Assumptions


                                                  Cost             Revenue
   Acquiror                   Target           Savings/(1)/    Enhancements/(1)/
------------------       -------------------   ------------    -----------------
AmSouth                  First American            18%              5%

Firstar                  Mercantile                20              -0-

SunTrust                 Crestar                   17               6

Star                     Firstar                   19               8

Regions                  First Commercial          22               5

First American           Deposit Guaranty          22              14

National City            First of America          27              13

First Bank System        US Bancorp                28              11

                                       Mean        22%              8%
                                     Median        22               7

(1) Announced cost savings and revenue enhancement ratios based upon target LTM financials

                  Significant Progress in Achieving Synergies

                                                                             Year 2000                      Achieved Today
                Assumptions                                                   Target                        vs. 2000 Target
                -----------                                                  ---------             ------------------------------
                                                                                                         $                 %
                                                                                                   -------------       ----------
Revenue Enhancements $23 Million Pretax                                       $ 11.5MM               $ 7.0MM              64%
    (5% of First American's NIR)

Leverage of Excess Equity--$30 Million Pretax                                 $ 18.0MM               $21.5MM             119%

Cost Savings--$133 Million Pretax                                             $100.0MM               $ 6.0MM*              6%
  (18% of First American's NIE)


*Annual run rate based on 160 job eliminations.

                      Proven Revenue Growth Opportunities

                                                            Fully Phased-in
                                                               Targeted
              ($ in Millions)                               Pre-Tax Revenue
                                                              Enhancements
                                                            ---------------


Capital Management                                              $16.1

Consumer                                                         14.6

Commercial                                                        5.0
                                                                -----

       Sub-Total                                                $35.7
                                                                -----

Bank Owned Life Insurance (BOLI)                                 13.5

Total Revenue Enhancements                                      $49.2
                                                                =====

Balance Sheet Leveraging                                        $31.9
                                                                =====

                  Cost Savings Concentrated in Support Areas


      ($ in Millions)

                                                 Personnel      Other     Total
                                                 ---------      -----     -----

Commercial                                         $10.4        $ 2.5     $ 12.9

Consumer                                            14.1         11.2       25.3

Capital Management                                   5.5          1.4        6.9

Support Areas                                       37.2         50.7       87.9
                                                   -----        -----     ------

       Total                                       $67.2        $65.8     $133.0
                                                   =====        =====     ======

                          Achieving Targeted Savings

                                       Timetable                Expected Savings
                                  ------------------            ----------------

Legal Merger                        October 1, 1999                    6%

Systems Conversions               February-May, 2000                  60%

Completion of Integration            2nd/ Half 2000                   75%

Fully Phased in Synergies                2001                        100%

                            Merger-Related Charges


        ($ in Millions)
                                                           Total
                                                          ------
     Personnel                                            $139.3

     Branches and Facilities                                34.9

     Operations and Technology                              67.5

     Other                                                  54.3
                                                          ------

            Total                                         $296.0
                                                          ======

                           Training and Support Ease
                              Customer Transition


 .  Emphasis on Customer Service by Geographic Region

 .  Decision-making Closer to the Customer

 .  Gradual Migration of Front Office Procedures to Minimize Disruption

 .  Transaction Volume Spread Across Multiple Operational Sites

 .  Branch Support System Utilized

 .  Broadly-based Incentive Plans

                              Common Systems Ease
                              Customer Transition


 .  Same Major System Applications

   .  Deposit System

   .  Commercial Loan System

   .  Consumer Loan System

   .  Treasury Services

   .  Corporate Account Analysis System

 .  Same Hardware

   .  Main Frame

   .  Check Processing

                         Enhanced Noninterest Revenue
                                 Contribution

                             [PIE CHARTS APPEAR HERE]

             AmSouth                            First American                               Combined
             ($88MM)                               ($126MM)                                  ($214MM)
Trust                 $17M   20%        Trust                 $10M    8%          Trust                 $27M   13%
Investment Services   $12M   14%        Investment Services   $46M   36%          Investment Services   $58M   27%
Mortgage              $ 6M    7%        Mortgage              $10M    8%          Mortgage              $16M    8%
Service Charges       $26M   29%        Service Charges       $32M   26%          Service Charges       $58M   27%
Other                 $27M   30%        Other                 $28M   22%          Other                 $55M   25%

                                       NONINTEREST INCOME TO TOTAL REVENUES
              32%                                       40%                                      36%

Note: Financial data for the quarter ended June 30, 1999.

                             Favorable Funding Mix

                           [PIE CHARTS APPEAR HERE]

             AmSouth                          First American                             Combined
Other Funding Sources       33%        Other Funding Sources       32%          Other Funding Sources       32%
Noninterest-Bearing Demand  12%        Noninterest-Bearing Demand  15%          Noninterest-Bearing Demand  13%
Interest-Bearing Deposits   24%        Interest-Bearing Deposits   28%          Interest-Bearing Deposits   26%
Savings                      5%        Savings                      6%          Savings                      6%
Time                        26%        Time                        19%          Time                        23%

          $18.6B                                  $18.5B                                    $37.1B

Note: Average balances as of June 30, 1999

                            Balanced Loan Portfolio

                           [PIE CHARTS APPEAR HERE]

             AmSouth                        First American                             Combined
Residential First Mortgages 10%      Residential First Mortgages 15%        Residential First Mortgages 12%
Home Equity                 14%      Home Equity                  3%        Home Equity                  9%
Dealer                      16%      Dealer                      11%        Dealer                      14%
Other Consumer               6%      Other Consumer               9%        Other Consumer               7%
Commercial Real Estate      27%      Commercial Real Estate      13%        Commercial Real Estate      20%
Commercial Loans & Leases   27%      Commercial Loans & Leases   49%        Commercial Loans & Leases   38%

          $13.4B                               $11.7B                                    $25.1B

Note: Average balances as of June 30, 1999

                             Strong Asset Quality

(As of June 30, 1999)
                                ASO       FAM    Combined    Peer(1)
                               -----     -----   --------    -------
Allowance/Loans                1.35%     1.54%     1.44%      1.48%

Annualized Net Charge-offs /   0.24%     0.48%     0.36%      0.41%
Average Loans (YTD)

NPAs / Loans + OREO            0.72%     0.41%     0.57%      0.52%

Allowance / Non-Performing      215%      451%      295%       326%
Loans


(1)  Source: KBW Quarterly Briefbook - Assets (greater than) $25B

                        Management Depth and Experience

 .   Dowd Ritter, CEO, 30 Years             .   Grayson Hall, Operations and
 .   Sam Tortorici, CFO, 12 Years               Technology, 19 Years
 .   Sloan Gibson, TN, MS, LA, 19 Years     .   Charles Mayer, Alabama,
 .   Claire Tucker, Commercial,                 24 Years
    24 Years                               .   Candice Rogers, Consumer,
 .   Michael Baker, Capital                     27 Years
    Management, 29 Years                   .   Rusty Stephenson, Florida,
 .   David Edmonds, Human                       29 Years
    Resources, 19 Years                    .   Steve Yoder, General Counsel,
                                               21 Years


253 Cumulative Years Experience

                     Deep Pool of Strong Management Talent

 . Mix of AmSouth and First American Veterans and Additions From Other Leading Companies:

      .   Bank One                 .   Mellon
      .   Barnett                  .   NationsBank
      .   First of America         .   Pepsi
      .   First Union              .   US Bancorp
      .   KeyCorp

                              Superior EPS Growth

                             [GRAPH APPEARS HERE]

                1Q95  2Q95  3Q95  4Q95  1Q96  2Q96  3Q96  4Q96  1Q97  2Q97  3Q97   4Q97   1Q98   2Q98   3Q98   4Q98  1Q99  2Q99
$ Per Share      .20   .21   .23   .24   .24   .25   .26   .27   .29   .30   .31    .32    .34    .36    .37    .38   .39    .42

19% CAGR

*3Q96 excludes one-time SAIF assessment

                         Consistently Improving ROE's

                            [GRAPH APPEARS HERE]

1Q95   2Q95   3Q95   4Q95   1Q96   2Q96   3Q96   4Q96   1Q97   2Q97   3Q97   4Q97   1Q98   2Q98   3Q98   4Q98   1Q99   2Q99

12.3   12.2   13.4   13.7   13.8   14.3   14.4   14.8   15.9   16.3   16.6   17.2   18.0   18.5   18.7   19.1   20.1   20.9

*3Q96 excludes one-time SAIF assessment

                        AmSouth: Goals Set / Goals Met

                                         EPS Growth        ROE
                                        -------------  -----------
Strategic Goals For 1999 and Beyond       12 - 15%
-----------------------------------       Annually       20 - 22%
  Second Quarter 1999 Results              16.7%          20.9%

Three Year Goals 1997 - 1999              18% CAGR        18%+
----------------------------
  1998 Results                             19.2%          18.6%
  1997 Results                             18.2%          16.5%

One Year Goal 1996 - 1997               10% Per Annum     15%+
-------------------------
  First Quarter 1997                       18.1%          15.9%
  1996 Results                             16.7%          14.3%

                         Superior Shareholder Returns

                                 1998         Four Years
                                 -----        ----------
Total Returns:
  AmSouth                        28.7%           354.5%
  S&P Regional Bank Index        10.5%           257.5%
  S&P 500                        28.6%           189.9%


AmSouth Added to the S&P 500 March 9, 1999
Dividends increased 26 Consecutive Years

                                Motivated Team

 . Long-Term Incentive Plans Will Continue to be Based on ROE and EPS Growth . $25 Million Incentive Pool for Top 130 First American Managers
 .  $15 Million Retention Program for First American Production Personnel

                        Raising the Bar on Performance

                    ASO     ASO     Pro Forma       Pro Forma      FAM*
                   FY94    2Q99      FY2000          FY2001        2Q99
                   -----   -----    ---------       ---------      -----

ROE                10.2%   20.9%      21.5%           22.5%        16.0%

Efficiency Ratio   68.7    55.6       50.1            47.2         59.0

               Significant Upside in First American`s Franchise

*Based on Operating Earnings

                      Transaction Accelerates AmSouth's
                                EPS Growth Rate

                             [GRAPH APPEARS HERE]

     1995A           1996A           1997A            1998A           1999E          2000E(3)          2001E(3)
(1)$0.88 33%     (1)$1.03 17%    (1)$1.21 17%     (1)$1.45 20%     (1)$1.63 12%     (1)$1.83         (1)$2.03
                                                                                    (2)$1.88 15%     (2)$2.21 18%

19% CAGR (1994 - 2001E)



Note: 1995-1998 as reported for AmSouth. Estimates 1999 - 2000 based upon First
      Call consensus estimates as of May 20, 1999.

-------------------

(1) AmSouth Stand Alone EPS
(2) Pro Forma EPS
(3) 2000 EPS Accretion = 2.7%
    2001 EPS Accretion = 9.1%

                      Among the Highest Performing Banks
                                 in the U. S.

                                 EPS
                                Growth       ROE
                                ------      ------
AmSouth Financial Goals         12-15%      20-22%

AmSouth - 2000 ProForma          15%         21.5%


Top 50 Banks                     14%          18%

Top 10 Banks                     14%          20%

Top 50 Banks based on market capitalization; Top 10 banks ranked by P/E; EPS and ROE for top 50 and top 10 groups as of 2Q99.

                      Opportunity for Price Appreciation

                               AmSouth/(1)/  Top 50   Top 10   S&P500
                               ------------  ------   ------   ------
2000 P/E Ratio                     11.9x      13.5x    19.0x    24.1x

AmSouth P/E Multiple Discount                 12%      37%      51%

       Top 50 Banks based on market capitalization; Top 10 ranked by P/E

/(1)/Based on share price on August 13.

                            AmSouth/First American
                             A Winning Combination

 .  Creates Leading Southeast Financial
   Services Franchise
 .  Strengthens Strategic Position
 .  Manageable Execution Risk
 .  Financially Compelling
 .  Enhances Shareholder Value